Exhibit 10.1

EXECUTION VERSION

ARATANA THERAPEUTICS, INC.

Common Stock

SALES AGREEMENT

October 16, 2015

Barclays Capital Inc.
745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Aratana Therapeutics, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to sell from time to time through Barclays Capital Inc., as sales agent (the “Agent”), shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $52 million (the “Stock”) on the terms set forth in Section 2 of this agreement (this “Agreement”).

Representations and Warranties of the Company

.  The Company represents and warrants to the Agent that as of the date of this Agreement  and as of each Applicable Time (as defined in Section 1(a)(i) below):

(a) A registration statement on Form S-3 (File No. 333-197414) relating to the Stock has (i) been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act.  Copies of such registration statement and any amendment thereto have been delivered by the Company to the Agent.  As used in this Agreement:

(i) “Applicable Time” means, with respect to any shares of Stock, each time of sale of such shares pursuant to this Agreement;
(ii) “Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been filed with the Commission;

(iii) “Effective Date” means any date as of which any part of such registration statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations thereunder;

(iv) “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Stock;

(v) “General Disclosure Package” means, as of each Applicable Time, the Prospectus and each applicable Issuer Free Writing Prospectus filed or used by the Company on or before such Applicable Time, taken together (collectively, and, with respect to any shares of Stock, together with the public offering price of such shares), other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

(vi) “Prospectus” means the Base Prospectus, as amended and supplemented by the Prospectus Supplement, in the form in which such Base Prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act. Any reference to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act;

(vii) “Prospectus Supplement” means the prospectus supplement specifically relating to the Stock prepared and filed with the Commission pursuant to Rule 424(b) under the Securities Act and in accordance with Section 5(a) hereof;

(viii) “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Prospectus and all exhibits to such registration statement, including the information deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement as of the Effective Date.  References herein to the Registration Statement shall include any new shelf registration statement filed by the Company, if immediately prior to the third anniversary of the initial effective date of the Registration Statement, any of the shares of Stock remain unsold, to permit the issuance and sales of Stock to continue as contemplated in the expired registration statement relating to the Stock.

(ix)  “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act; and

(x)  “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

Any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of the Prospectus and before the date of such amendment or supplement and incorporated by reference in the Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement.  The Commission has not issued any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus

or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or, to the knowledge of the Company, threatened by the Commission.  The Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b) From the time of initial filing of the Registration Statement with the Commission and through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(c) The Company (i) has not alone engaged in any Testing-the-Waters Communication and (ii) has not authorized anyone to engage in Testing-the-Waters Communications, in connection with the Stock.  The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications in connection with the Stock.

(d) As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Stock pursuant to Rules 164, 405 and 433 under the Securities Act.

(e) The Registration Statement conformed and will conform in all material respects on each Effective Date and on each Delivery Date (as defined below), and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder.  The Prospectus conformed and will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on each Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder.  The documents incorporated by reference in the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(f) The Registration Statement did not, as of any Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Agent specifically for inclusion therein, which information is specified in Section 6(e).

(g) The Prospectus did not and will not, as of its date or as of any Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Agent specifically for inclusion therein, which information is specified in Section 6(e).

(h) The documents incorporated by reference in the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when they were filed or are filed with the Commission contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) The General Disclosure Package will not, as of each Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the General Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Agent specifically for inclusion therein, which information is specified in Section 6(e).

(j) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder.  The Company has not made any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of Agent.  The Company has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(k) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement, General Disclosure Package and Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not, individually or in the aggregate, have a material adverse effect on the  business, prospects, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”).

(l) Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the Securities Act) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the Company’s subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business except where the failure to be so qualified or to be in good standing would, individually or in the aggregate, have a Material Adverse Effect. All of the issued and outstanding capital stock or other equity or ownership interests of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than Vet Therapeutics, Inc., Wildcat Acquisition BVBA, Aratana Therapeutics NV and Virovet BVBA.

(m) The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, General Disclosure Package and Prospectus (other than for subsequent issuances, if any, pursuant to equity or employee benefit plans, which are described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus, or upon the exercise of outstanding options or warrants, which are described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus), and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the General Disclosure Package; and none of the issued and outstanding shares of capital stock of the Company or any of its subsidiaries are subject to any preemptive or similar rights.

(n) The Stock will be duly and validly authorized and, when issued and delivered by the Company pursuant to this Agreement, against payment of the consideration set forth herein in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Registration Statement, General Disclosure Package and Prospectus; and the issuance of such Stock is not subject to any preemptive or similar rights that have not been duly waived.

(o) The Company has all requisite corporate power and authority to perform its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by the Company.

(p) The issue and sale of the Stock, the execution of this Agreement by the Company and the consummation of the transactions herein contemplated will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (2) result in any violation of the provisions of the certificate incorporation or by-laws or similar organizational documents of the Company or any of its subsidiaries or (3) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except, in the case of clauses (1) and (3) for any such conflicts, violations, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Stock or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Stock and such consents, approvals, authorizations, registrations or qualifications as may be required by FINRA or under state securities or Blue Sky laws in connection with the purchase and distribution of the Stock through the Agent.

(q) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, is an independent public accountant as required by the Securities Act and the rules and regulations thereunder and the Public Company Accounting Oversight Board (United States).  The financial statements, together with related schedules and notes, incorporated by reference into the Registration Statement, General Disclosure Package and Prospectus comply in all material respects with the requirements of the Exchange Act and present fairly in all material respects the financial position, results of operations, cash flows and changes in convertible preferred stock and stockholders’ equity (deficit) of the Company and its subsidiaries on the basis stated in the Prospectus at the respective dates or for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the selected financial data and the summary financial data included in the Registration Statement, General Disclosure Package and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements incorporated by reference into the Registration Statement. Except as included or incorporated by reference in the Registration Statement or the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement  or the Prospectus under the Exchange Act or the rules and regulations promulgated thereunder.

(r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(s) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the date of the latest audited financial statements incorporated by reference into the Registration Statement, General Disclosure Package and Prospectus, (a) the Company has not been advised of (1) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company to record, process, summarize and report financial data, or any material weaknesses in internal controls or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company, and (b) except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since that date, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(t) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are effective.

(u) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the Nasdaq Global Market thereunder (the “Sarbanes-Oxley Act”) have been applicable to the Company, except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there is and has been no failure on the part of the Company or any of its directors or officers to comply in all material respects with any provisions of the Sarbanes-Oxley Act.  The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply, and it is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which the Company is not required to comply with, that are reasonably expected to be applicable to the Company.

(v) The Company and its subsidiaries, considered as one entity, have not sustained since the date of the latest audited financial statements incorporated by reference into the Registration Statement, General Disclosure Package and Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, General Disclosure Package and Prospectus; and, since the respective dates as of which information is given in the Registration Statement, General Disclosure Package and Prospectus, (1) there has not been any change in the capital stock (other than the issuance of shares of Common Stock upon the exercise of stock options described as outstanding in, or the grant options, restricted stock or other equity-based awards under Company’s existing equity incentive plans described in, the Registration Statement, General Disclosure Package and Prospectus) or long-term debt of the Company or its subsidiaries, (2) there has not been any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as one entity, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of its subsidiaries, whether or not in the ordinary course of business, which are material to the Company and its subsidiaries, considered as one entity or (4) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries, on any class of capital stock, in each case, otherwise than as set forth or contemplated in the General Disclosure Package.

(w) The Company and each of its subsidiaries has good and marketable title to all real (in fee simple) and personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, General Disclosure Package and Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such subsidiary.

(x) The Company and its subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by it, except where the failure to possess such permit, license, approval, consent or authorization would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect; and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or material modification of any such Permits.

(y) Except as disclosed in the Registration Statement, General Disclosure Package and Prospectus (i) to its knowledge, the Company and its subsidiaries own or possess all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights and other intellectual property (collectively “Intellectual Property”)  material to the conduct of its business as described in the Registration Statement, General Disclosure Package and Prospectus, (ii) to the knowledge of the Company, the conduct and the proposed conduct of the businesses of the Company and its subsidiaries, including the research, development, manufacture, sale and Company use of its products, does not and will not infringe, misappropriate, or violate any third party’s Intellectual Property, and the Company and its subsidiaries have not received since their respective dates of inception any written notice alleging the foregoing, (iii) to the knowledge of the Company, the Company and its subsidiaries are the exclusive owners of all Intellectual Property owned or purported to be owned by the Company and its subsidiaries, free and clear of all liens, encumbrances, defects, adverse claims or other restrictions, or any requirement of any past, present or future royalty payments, (iv) the Company is not aware of any infringement, misappropriation or violation by others of, or conflict by others with rights of the Company or any of its subsidiaries or with respect to, any of the Intellectual Property of the Company and its subsidiaries, and since their respective dates of inception, neither the Company nor any subsidiary has received any written notice alleging the foregoing, (v) the Company and its subsidiaries have not received any written claim asserting rights in any Intellectual Property owned by the Company and its subsidiaries that would render any such Intellectual Property invalid or inadequate to protect the interest of the Company and its subsidiaries; (vi) the Company and its subsidiaries have taken all steps reasonably necessary to secure their interest in the Intellectual Property of the Company and its subsidiaries, including obtaining all necessary assignments from its employees, consultants and contractors pursuant to a written agreement containing a present tense assignment of all Intellectual Property created by such employee, consultant or contractor, (vii) the Company and its subsidiaries have taken commercially reasonable steps to protect and maintain all Intellectual Property owned by the Company and its subsidiaries, including without limitation to preserve the confidentiality of any trade secrets, (viii) to the

Company’s knowledge, all material Intellectual Property owned by or licensed to the Company and its subsidiaries is valid and enforceable and (ix) to the Company’s knowledge, neither the Company nor any subsidiary is in violation of any Company License Agreements (as defined below), other than such violations which, individually or in the aggregate, would not result in a Material Adverse Effect. The license agreements by which the Company and its subsidiaries have been licensed Intellectual Property owned by third parties (“Company License Agreements”) are valid and are in full force and effect and constitute legal, valid and binding obligations of Company and its subsidiaries, and to the Company’s knowledge, the other parties thereto.

(z) Other than as set forth in the Registration Statement, General Disclosure Package and Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any subsidiary is the subject which, if determined adversely to the Company or any such subsidiary, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement, General Disclosure Package or Prospectus; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(aa) There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement, General Disclosure Package and Prospectus (or in any document incorporated by reference therein) or to be filed as an exhibit to the Registration Statement (or to any document incorporated by reference into the Registration Statement, General Disclosure Package and Prospectus) which are not described or filed as required.

(bb) Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks (including risks related to clinical trials and product liability) and in such amounts as are prudent and customary in the businesses in which it is engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(cc) There are no relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Prospectus which have not been described as required.

(dd) No material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent.  The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

(ee) Neither the Company nor any of its subsidiaries is (1) in violation of its certificate of incorporation or bylaws or similar organization documents or (2) in violation 9 of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of their respective properties are subject, except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not have a Material Adverse Effect.

(ff) The Company and its subsidiaries are not in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), does not own or operate any real property contaminated with any substance that is subject to any environmental laws, is not liable for any off-site disposal or contamination pursuant to any environmental laws, and is not subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, would have a Material Adverse Effect; and the Company is not aware of any pending investigation which might reasonably be expected to lead to such a claim.

(gg) All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by it pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries, except for cases in which the failure to pay such taxes, individually or in the aggregate, would not result in a Material Adverse Effect, or, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.  The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined.

(hh) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or its subsidiaries for employees or former employees of the Company, its subsidiaries or its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent that failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect.  No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has

occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption.

(ii) The statistical and market and industry-related data included in the Registration Statement, General Disclosure Package and Prospectus are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from sources to the extent required.

(jj) The Company is not and, after giving effect to the offering and sale of the Stock as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, General Disclosure Package and Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(kk) There are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, which rights have not been duly waived in writing.

(ll) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(mm) The Company has not distributed and, prior to the completion of distribution of the Stock, will not distribute any offering materials in connection with the offering and sale of the Stock, other than the General Disclosure Package and the Prospectus; and neither the Company nor any of its subsidiaries has taken nor will take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Stock.

(nn) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, after due inquiry, any director, officer or employee has in the course of its actions for, or on behalf of, the Company or any of its subsidiaries: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official, “foreign official” as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (collectively, the “FCPA”), from corporate funds; (iii) violated or is in violation of any provision of the FCPA, U.K. Bribery Act 2010, as amended, or any other applicable anti-bribery statute or regulation; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, foreign official or employee; and the Company and its subsidiaries, and to the knowledge of the Company, the Company’s controlled affiliates, have conducted their respective businesses in compliance with the FCPA and U.K. Bribery Act 2010, to the extent applicable, and all other applicable anti-bribery statutes and regulations, and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith

(oo) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(pp) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, employee or controlled affiliate of the Company or any of its subsidiaries is (i) currently the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, or Her Majesty’s Treasury (collectively, “Sanctions”); or (ii) located, organized or resident in a country that is the target of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan, and Syria); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person, or in any country or territory, that currently is the target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as an underwriter, advisor, investor or otherwise) of Sanctions.  The Company and its subsidiaries have not knowingly engaged in for the past five years, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject or target of Sanctions.

(qq) The Common Stock is an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(rr) Any certificate signed by any officer of the Company delivered to the Agent or to counsel for the Agent shall be deemed a representation and warranty by the Company to the Agent as to the matters covered thereby.

(ss) To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers or directors, except as set forth in the Prospectus.

(tt) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, and except as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect: (i)  neither the Company nor any of its subsidiaries has received any notice of adverse filing, warning letter, untitled letter or other correspondence or notice from the Center for Veterinary Medicine of the U.S. Food and Drug Administration or the Center for Veterinary Biologics of the U.S. Department of Agriculture, or any other court or arbitrator or federal, state, local or foreign governmental or regulatory authority, alleging or asserting noncompliance with the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.) (the “FFDCA”), the Animal Drug User Fee Act (“ADUFA”) or similar law; (ii) the Company and its subsidiaries are and have been in compliance with applicable health care laws, including without limitation, the FFDCA, the ADUFA and the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), and the regulations promulgated pursuant to such laws, and comparable state laws, and all other local, state, federal, national, supranational and foreign laws, manual provisions, policies and administrative guidance relating to the regulation of the Company and its subsidiaries (collectively, “Health Care Laws”); (iii) the Company and its subsidiaries possess all licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Health Care Laws and/or to carry on its businesses as now or proposed to be conducted (“Authorizations”) and such Authorizations are valid and in full force and effect and the Company and its subsidiaries are not in violation of any term of any such Authorizations; (iv)  the Company and its subsidiaries have not received notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any U.S. or non-U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization (each, a “Governmental Authority”) or third party alleging that any product operation or activity is in violation of any Health Care Laws or Authorizations or has any knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v)  the Company and its subsidiaries have not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such Governmental Authority is considering such action; (vi) the Company and its subsidiaries have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission); and (vii)  the Company and its subsidiaries have not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated or conducted any such notice or action.

(uu) To the knowledge of the Company, the material research, studies and tests conducted by or on behalf of the Company and its subsidiaries have been and, if still pending, are being conducted with reasonable care and in accordance with experimental protocols, procedures and controls pursuant to all Health Care Laws and Authorizations; the descriptions of the results of such research, studies and tests contained in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and complete in all material respects and fairly present in all material respects the data derived from such research, studies, and tests; except to the extent disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company is not aware of any research, studies or tests, the results of which the Company believes reasonably call into question in any material respect the material research, study or test results described or referred to in the Registration Statement, the General Disclosure

Package and the Prospectus when viewed in the context in which such results are described; and except to the extent disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any material research, study or test conducted by or on behalf of the Company or any of its subsidiaries. To the knowledge of the Company, there have been no adverse episodes or complications resulting from any material research, study or test conducted by or on behalf of the Company or any of its subsidiaries, except to the extent disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(vv) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries (i) do not have any material lending or other relationship with the Agent or lending affiliate of the Agent and (ii) do not intend to use any of the proceeds from the sale of the Stock to repay any outstanding debt owed to any affiliate of the Agent.

(ww) Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the General Disclosure Package or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement.  No such statement was made with the knowledge of an executive officer or director of the Company that is was false or misleading.

Sale and Delivery of Stock.

(a) Subject to the terms and conditions set forth herein, the Company agrees to issue and sell through the Agent, as sales agent, and the Agent agrees to use its reasonable efforts to sell as sales agent for the Company, the Stock.  Sales of the Stock, if any, through the Agent acting as sales agent will be made by means of ordinary brokers’ transactions on The NASDAQ Global Market (the “Exchange”), in negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.  Anything to the contrary notwithstanding in this Agreement, without the Company’s prior written consent, the Agent may not place shares by any method other than those deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act, including without limitation sales made through the Exchange, on any other existing trading market for the Common Stock or to or through a market maker.  The Agent shall effect any sales of Stock in accordance with applicable state and federal laws, rules and regulations and the rules of Exchange.  Nothing contained herein restricts, nor may be deemed to restrict, the Company from undertaking another offering of its securities pursuant to a separate registration under the Securities Act (or any exemption from such registration), or another offering under the Registration Statement, provided the Company complies with Section 3(a)(xix).

(b) The Stock is to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Agent on any trading day (other than a day on which the Exchange is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”)

that the Company has instructed the Agent to make such sales.  On any Trading Day, the Company may instruct the Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged (including, without limitation, by telecopy or e-mail) by the Agent) as to the maximum aggregate offering price or number of shares, as the case may be, of Stock to be sold by the Agent on such day (in any event not in excess of the aggregate offering price and number of shares of Stock available for issuance under the Prospectus and the currently effective Registration Statement) and the minimum price per share of Stock at which such Stock may be sold.  Subject to the terms and conditions hereof, the Agent shall use its reasonable efforts to sell all of the shares of Stock so designated by the Company.

(c) Notwithstanding the foregoing, the Company shall not authorize the issuance and sale of, and the Agent shall not be obligated to use its reasonable efforts to sell, any shares of Stock (i) at a price lower than the minimum price therefor authorized from time to time, or (ii) in a number in excess of the aggregate offering price or aggregate number of shares of Stock authorized from time to time to be issued and sold under this Agreement, in each case, by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing.  In addition, the Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged (including, without limitation, by telecopy or e-mail) by the Agent or the Company, as the case may be), suspend the offering of the Stock for any reason and at any time; provided,  however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Stock sold hereunder or which an investor has agreed to purchase but which has not been delivered by the Company and paid for by such investor as contemplated hereby, prior to the giving of such notice.

(d) Under no circumstances shall the aggregate offering price or number, as the case may be, of shares of Stock sold pursuant to this Agreement exceed the aggregate offering price or number, as the case may be, of shares of Common Stock (i) set forth in the preamble paragraph of this Agreement, (ii) available for issuance under the Prospectus and the then currently effective Registration Statement, or (iii) authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing. In addition, under no circumstances shall any shares of Stock be sold at a price lower than the minimum price therefor authorized from time to time by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing.

(e) If either party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act (applicable to securities with an average daily trading volume of $1,000,000 that are issued by an issuer whose common equity securities have a public float value of at least $150,000,000) are not satisfied with respect to the Company or the Stock, it shall promptly notify the other party and sales of Stock under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(f) The gross sales price of any Stock sold under this Agreement shall be the market price for shares of the Company’s Common Stock sold by the Agent under this Agreement on the Exchange at the time of such sale. The compensation payable to the Agent for sales of Stock shall be equal to 2.75% of the gross sales price of the Stock for the amount of Stock sold pursuant to this Agreement.  The remaining proceeds, after further deduction for any transaction fees, transfer taxes or other similar fees, taxes or charges imposed by any governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Stock (the “Net Proceeds”). The Agent shall notify the Company as promptly as practicable if any deduction referenced in the preceding sentence will be required.

(g) The Agent shall provide written confirmation (which may be by telecopy or e-mail) to the Company following the close of trading on the Exchange each day on which Stock is sold under this Agreement setting forth the number of shares of Stock sold on such day, the gross sales prices of the Stock, the Net Proceeds to the Company and the compensation payable by the Company to the Agent under this Agreement with respect to such sales.

(h) Settlement for sales of Stock will occur on the third business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Agent (each such day, a “Delivery Date”). On each Delivery Date, the Stock sold through the Agent for settlement on such date shall be delivered by the Company to the Agent against payment of the Net Proceeds from the sale of such Stock. Settlement for all Stock shall be effected by book-entry delivery of shares of Stock to the Agent’s account at The Depository Trust Company against payment by the Agent of the Net Proceeds from the sale of such Stock in same day funds delivered to an account designated by the Company.  If the Company shall default on its obligation to deliver Stock on any Delivery Date, the Company shall (i) indemnify and hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company, and (ii) pay the Agent any commission to which it would otherwise be entitled absent such default.  If the Agent breaches this Agreement by failing to deliver the applicable Net Proceeds on any Delivery Date for Stock delivered by the Company, the Agent will pay the Company interest based on the effective overnight federal funds rate until such proceeds, together with such interest, have been fully paid.

(i) Without the prior written consent of each of the Company and the Agent, no sales of Stock shall take place, and the Company shall not request the sale of any Stock that would be sold, and the Agent shall not be obligated to sell, during any period in which the Company is in possession of material non-public information.

(j) For the avoidance of doubt, nothing in this Agreement shall be deemed to prohibit the Agent from purchasing any Stock that is issued and sold by the Company through the Agent in accordance with the terms and conditions of this Agreement.

Further Agreements of the Company and the Agent

(a) The Company agrees:

(i) During any period when the delivery of a prospectus is required in connection with the offering or sale of Stock, to make no further amendment or any supplement to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, except as provided herein; to advise the Agent of the time when any amendment or supplement to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus has been filed and to furnish the Agent with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Agreement; to advise the Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus (including, without limitation, any document incorporated by reference in any of the foregoing) or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal.

(ii) During any period when the delivery of a prospectus is required in connection with the offering or sale of Stock, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (including, without limitation, any document incorporated by reference therein) in order to comply with the Securities Act or the Exchange Act, as applicable, to notify the Agent and, upon its request, to file such document and to prepare and furnish without charge to the Agent and to any dealer in securities as many copies as the Agent may from time to time reasonably request of an amended or supplemented Prospectus (or incorporated document, as the case may be) that will correct such statement or omission or effect such compliance.

(iii) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Company or the Agent, be required by the Securities Act or requested by the Commission.

(iv) To deliver promptly to the Agent and to counsel for the Agent a signed copy of each amendment to the Registration Statement filed with the Commission, including all consents and exhibits filed therewith.  To deliver promptly to the Agent such number of the following documents as the Agent shall reasonably request:  (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus, and (D) any document incorporated by reference in the Prospectus.

(v) To pay the applicable Commission filing fees relating to the Stock within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act.

(vi) Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Agent and counsel for the Agent and obtain the consent of the Agent (which consent may not be unreasonably withheld, delayed or conditioned) to the filing; provided that the provisions of this paragraph shall not apply to any prospectus, prospectus supplement or issuer free writing prospectus relating to an offering of securities other than the Stock.

(vii) Not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of Agent.

(viii) To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus.  During any period when the delivery of a prospectus is required in connection with the offering or sale of Stock, if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus in order to comply with the Securities Act, to notify the Agent and, upon its request, to file such document and to prepare and furnish without charge to the Agent as many copies as the Agent may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(ix) As soon as practicable after each Effective Date (it being understood that the Company shall have until at least 405 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 440 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(x) Promptly from time to time to take such action as the Agent may reasonably request to qualify the Stock for offering and sale under the securities or Blue Sky laws of Canada and such other jurisdictions as the Agent may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the sale of the Stock; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(xi) At each Applicable Time, each Delivery Date, each Registration Statement Amendment Date (as defined below) and each date on which the Company shall file an Annual Report on Form 10-K or Quarterly Report on Form 10-Q, including any date on which an amendment to any such document is filed (each such date, a “Company

Periodic Report Date”), the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement.

(xii) The Company will cooperate on a timely basis with any reasonable due diligence review conducted by the Agent or its counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices, as the Agent may reasonably request.

(xiii) Upon commencement of the offering of Stock under this Agreement and promptly after each (A) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms of the Stock, (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act, (3) in connection with the filing of a prospectus supplement providing the information set forth in Section 3(a)(xviii), or (4) by a prospectus supplement relating to the offering of other securities (including, without limitation, other shares of Common Stock) (each such date, a “Registration Statement Amendment Date”), and (B) Company Periodic Report Date, the Company will furnish or cause to be furnished forthwith to the Agent a certificate dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form reasonably satisfactory to the Agent to the effect that the statements contained in the certificate referred to in Section 5(i) of this Agreement which was last furnished to the Agent are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(i), but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the time of delivery of such certificate. As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (A) or (B) above, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.  Notwithstanding the forgoing, the Company shall not be required to deliver any such certificate if it has notified the Agent that it does not then presently intend to make sales of shares of Stock under this Agreement; provided, however, that such a certificate shall be required to be delivered to the Agent prior to any subsequent sales of shares of Stock under this Agreement.

(xiv) Upon commencement of the offering of Stock under this Agreement, and promptly after each (A) Registration Statement Amendment Date and (B) Company Periodic Report Date, the Company will furnish or cause to be furnished to the Agent and to counsel to the Agent the written opinion and letter of counsel to the Company, dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form and substance reasonably satisfactory to the Agent and its counsel, of the same tenor as the opinions and letters referred to in Section 5(d) of this Agreement, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the time of delivery of such opinion and  letter or, in lieu of such opinion and letter, counsel last furnishing such letter to the Agent shall furnish the Agent with a letter substantially to the effect that the Agent may rely on such last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last letter shall be deemed to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the time of delivery of such letter authorizing reliance). As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (A) or (B) above, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.  In addition, upon commencement of the offering of Stock under the Agreement and promptly after each Company Periodic Report Date on which the Company files its Annual Report on 10-K (or, if the Company has notified the Agent that it does not then presently intend to make sales of shares of Stock under this Agreement, then the next date on which written opinions are delivered under this Agreement), the Company will furnish or cause to be furnished to the Agent and to counsel to the Agent the written opinion and letter of intellectual property counsel to the Company, dated the date of filing with the Commission of such document, in a form and substance reasonably satisfactory to the Agent and its counsel, of the same tenor as the opinions and letters referred to in Sections 5(e) of this Agreement, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the time of delivery of such opinion and  letter.  In addition, upon commencement of the offering of Stock under the Agreement and promptly after each Company Periodic Report Date on which the Company files its Annual Report on 10-K (or, if the Company has notified the Agent that it does not then presently intend to make sales of shares of Stock under this Agreement, then the next date on which written opinions are delivered under this Agreement), the Company will furnish or cause to be furnished to the Agent and to counsel to the Agent the written opinion of the General Counsel of the Company, dated the date of filing with the Commission of such document, in a form and substance reasonably satisfactory to the Agent and its counsel, of the same tenor as the opinions referred to in Section 5(f) of this Agreement, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the time of delivery of such opinion. Notwithstanding the forgoing, the Company shall not be required to deliver any such opinions or letters of counsel to the Company if it has notified the Agent that it does not then presently intend to make sales of shares of Stock under this Agreement; provided, however, that such opinions or letters shall then be required to be delivered to the Agent prior to any subsequent sales of shares of Stock under this Agreement.

(xv) Upon commencement of the offering of Stock under this Agreement, and promptly after each (A) Registration Statement Amendment Date, and (B) Company Periodic Report Date, the Company will cause PricewaterhouseCoopers LLP, or other independent accountants reasonably satisfactory to the Agent, to furnish to the Agent a letter, dated the date of effectiveness of such amendment or the date of filing of such supplement or other document with the Commission, as the case may be, in form reasonably satisfactory to the Agent and its counsel, of the same tenor as the letter referred to in Section 5(h) hereof, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package, as amended and supplemented to the date of such letter. As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (A) or (B) above, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.  Notwithstanding the forgoing, the Company shall not be required to deliver any such letter if it has notified the Agent that it does not then presently intend to make sales of shares of Stock under this Agreement; provided, however, that such a letter shall then be required to be delivered to the Agent prior to any subsequent sales of shares of Stock under this Agreement covering the period that would most recently have been required but for such notice.

(xvi) The Company consents to the Agent trading in the Company’s Common Stock for the Agent’s own account and for the account of their clients at the same time as sales of Stock occur pursuant to this Agreement.

(xvii) If to the knowledge of the Company, all filings required by Rule 424 and Rule 433 under the Securities Act in connection with this offering shall not have been made or the representation in Section 1(a) shall not be true and correct on the applicable Delivery Date, the Company will offer to any person who has agreed to purchase Stock from the Company as the result of an offer to purchase solicited by the Agent the right to refuse to purchase and pay for such Stock.

(xviii) The Company will disclose in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as applicable, the approximate number of shares of Stock sold through the Agent under this Agreement, the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of Stock pursuant to this Agreement during the relevant quarter.

(xix) During the time any instruction to sell Stock pursuant to Section 2(b) hereof is in effect, the Company will not, without (A) giving the Agent at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale, and (B) the Agent suspending activity under this program for such period of time as requested by the Company or as deemed appropriate by the Agent in light of the proposed sale, pledge or disposition, as the case may be, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans existing on the date hereof, pursuant to currently outstanding options, warrants or rights not issued under one of those plans or the issuance of Common Stock upon exercise of equity incentive awards approved by the board of directors of the Company or the compensation committee thereof), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof or equity incentive awards approved by the board of directors of the Company or the compensation committee thereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than a shelf registration statement under Rule 415 under the Securities Act, any registration statement that registers securities held by stockholders to permit the resale of such securities, any registration statement on Form S-8 or post-effective amendment to the Registration Statement), or (4) publicly disclose the intention to do any of the foregoing.  The foregoing sentence shall not apply to the Stock to be offered and sold through the Agent pursuant to this Agreement or issued in compliance with this Section 3(a)(xix).  Notwithstanding the foregoing provisions, the Company shall not be required to provide written notice to the Agent in connection with the issuance of securities in connection with an acquisition, merger or sale or purchase of assets or the issuance or sale of Common Stock, or securities convertible into or exercisable for Common Stock, offered and sold in a privately negotiated transaction to vendors, customers, strategic partners, potential strategic partners or other third parties that is conducted in a manner so as not to be integrated with the offering of Common Stock hereby.

(xx) The Company will apply the Net Proceeds from the sale of the Stock being sold by the Company substantially in accordance with the description as set forth in the Prospectus and the General Disclosure Package under the caption “Use of Proceeds.”

(xxi) The Company and its controlled affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Stock

(xxii) The Company will promptly notify the Agent if the Company ceases to be an Emerging Growth Company at any time prior to the time when a prospectus relating to the offering or sale of the Stock or any other securities relating thereto is not required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule).

(xxiii) The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Agent’s obligations hereunder.

(k) The Agent agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Agent in connection with the offering or sale of the Stock without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information,” as used in this Section 3(b), shall not be deemed to include information prepared by or on behalf of the Agent on the basis of or derived from issuer information.

Expenses.

(a) The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (i) the authorization, issuance, sale and delivery of the Stock and any stamp duties or other taxes payable in that connection; (ii) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto;

(iii) the distribution of the Registration Statement (including any exhibits thereto), the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (iv) the production and distribution of this Agreement, and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (v) any required review by the FINRA of the terms of sale of the Stock (including related fees and expenses of counsel to the Agent in an amount that is not greater than $10,000); (vi) the listing of the Stock on The NASDAQ Global Market and/or any other exchange; (vii) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 3(a)(x) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Agent in an amount that is not greater than $5,000); (viii) the preparation, printing and distribution of one or more versions of the Prospectus for distribution in Canada, often in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Agent); (ix) the reasonable fees and disbursements of the Company’s counsel and of the Company’s accountants; and (x) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in Section 4(b) and Section 6, the Agent shall pay its own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Agent.

(b) If this Agreement is terminated by the Company prior to the date that is 18 months after the date of this Agreement in accordance with the provisions of Section 7 hereof and shares of Stock with an aggregate offering price of $26 million have not been offered and sold under this Agreement, the Company shall reimburse the Agent for its accountable, bona fide out-of-pocket expenses, including the reasonable fees and disbursements of a single counsel for the Agent, actually incurred by it in connection with this Agreement and the transactions contemplated hereby; provided that, such reimbursement shall not exceed $50,000 in the aggregate (inclusive of the reimbursement pursuant to Section 4(a)(v) and 4(a)(vii)).

Conditions of Agent’s Obligations

. The obligations of the Agent hereunder are subject to the accuracy, when made and on the date of this Agreement, each Registration Statement Amendment Date, each Company Periodic Report Date, each Applicable Time and each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus Supplement shall have been timely filed with the Commission pursuant to Rule 424(b) under the Securities Act on or prior to the date hereof (or on or prior to any Applicable Time as applicable) and the Company shall have complied with all other requirements applicable to the Prospectus or any supplement thereto under Rule 424(b) (without giving effect to Rule 424(b)(8)).  The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof.  No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b) The Agent shall not have discovered and disclosed to the Company that the Registration Statement, the Prospectus or the General Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Covington & Burling LLP, counsel for the Agent, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Agent, and the Company  shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Latham & Watkins LLP shall have furnished to the Agent its written opinion and negative assurance letter, as counsel to the Company, addressed to the Agent and delivered and dated on each date specified in Section 3(a)(xiv) hereof, in form and substance reasonably satisfactory to the Agent and as previously agreed upon by counsel for the Agent and Latham & Watkins LLP.

(e) Hoxie & Associates LLC shall have furnished to the Agent its written opinion and negative assurance letter, as intellectual property counsel to the Company, addressed to the Agent and delivered and dated on each date specified in Section 3(a)(xiv) hereof, in form and substance reasonably satisfactory to the Agent and as previously agreed upon by counsel for the Agent and Hoxie & Associates LLC.

(f) The General Counsel of the Company shall have furnished to the Agent its written opinion, as general counsel of the Company, addressed to the Agent and delivered and dated on each date specified in Section 3(a)(xiv) hereof, in form and substance reasonably satisfactory to the Agent and as previously agreed upon by counsel for the Agent and the General Counsel of the Company.

(g) The Agent shall have received from Covington & Burling LLP, counsel for the Agent, such opinion or opinions, and delivered and dated on each date specified in Section 3(a)(xiv) hereof, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and the General Disclosure Package and other related matters as the Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h) At the dates specified in Section 3(a)(xv) hereof, the Agent shall have received from PricewaterhouseCoopers LLP a letter, in form and substance reasonably satisfactory to the Agent, addressed to the Agent and dated the date of delivery thereof (i) confirming that they are independent public accountants within the meaning of the Securities Act, and (ii) stating, as of the date of the date of delivery thereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus and the General Disclosure Package, as of a date not more than three business days prior to the date of delivery thereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” in connection with registered public offerings.

(i) On each date specified in Section 3(a)(xiii), the Company shall have furnished to the Agent a certificate, dated such date, of its Chief Executive Officer and its Chief Financial Officer as to such matters as the Agent may reasonably request, including, without limitation, a statement:

(A) That the representations and warranties of the Company in Section 1 are true and correct on and as of the applicable date specified in Section 3(a)(xiii), and the Company has complied in all material respects with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such applicable date;

(B) That no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto;

(C) That they have examined the Registration Statement, the Prospectus and the General Disclosure Package, and, in their opinion, (1) (x) the Registration Statement, as of the most recent Effective Date, (y) the Prospectus, as of its date and on the applicable date specified in Section 3(a)(xiii), and (z) the General Disclosure Package, as of each Applicable Time and as of the applicable date specified in Section 3(a)(xiii), did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (2) no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth; and

(D) To the effect of Sections 5(j) and (k) (provided that no representation with respect to the judgment of the Agent need be made).

(j) Except as described in the Prospectus and the General Disclosure Package, (i) neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and the General Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date there shall not have been any change in the capital stock (other than for subsequent issuances, if any, pursuant to equity or employee benefit plans, which are described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus, or upon the exercise of outstanding options or warrants, which are described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus) or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or sale of the Stock on the terms and in the manner contemplated in the Prospectus.

(k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) (A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including the New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market), or (B) trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) or any other calamity or crisis either within or outside the United States, as to make it, in the reasonable judgment of the Agent, impracticable or inadvisable to proceed with the offering or sale of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(l) The Company shall have (i) submitted a listing of additional shares notification form to The NASDAQ Stock Market LLC (“NASDAQ”) with respect to the Stock, and (ii) received a confirmation from NASDAQ that its review has been completed, and NASDAQ shall not have disapproved of the listing of the Stock on The NASDAQ Global Market.

(m) On or prior to each Delivery Date, the Company shall have furnished to the Agent such further certificates and documents as the Agent may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Agent.

6. Indemnification and Contribution.

(a) The Company hereby agrees to indemnify and hold harmless the Agent, its affiliates, directors, officers and employees and each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Agent or that affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Agent, or (ii) the omission or alleged omission to state in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and shall reimburse the Agent and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Agent or that affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided,  however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, in reliance upon and in conformity with written information concerning the Agent furnished to the Company by the Agent specifically for inclusion therein, which information consists solely of the information specified in Section 6(e).  The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Agent or to any affiliate, director, officer, employee or controlling person of the Agent.

(b) The Agent shall indemnify and hold harmless the Company, its directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Agent furnished to the Company by the Agent specifically for inclusion therein, which information is limited to the information set forth in Section 6(e).  The Agent shall reimburse the Company and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or that director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability that the Agent may otherwise have to the Company, or any such director, officer, employee or controlling person of the Company.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided,  further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 6 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party.  No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Sections 6(a) or 6(b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

(d) If the indemnification provided for in this Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Agent on the other, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Agent, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Agent, on the other, with respect to such offering shall be deemed to be in the same proportion as the total Net Proceeds from the offering of the Stock sold under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total commissions received by the Agent under this Agreement, on the other hand.  The relative fault of the Company, on the one hand, and the Agent, on the other, shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 6(d), the Agent shall not be required to contribute any amount in excess of commissions received by it under this Agreement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The Agent confirms and the Company acknowledges and agrees that the statements regarding the last sentence of the first paragraph under the caption “Plan of Distribution” in the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Agent specifically for inclusion in the Registration Statement, the Prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

Termination

.

(a) This Agreement shall terminate (i) automatically upon the sale of all the Stock as provided in this Agreement, or (ii) upon termination of the Agreement pursuant to Section 7(b), (c) or (d) below.

(b) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale through the Agent for the Company, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and (ii) the provisions of Sections 1, 4, 6, 7, 8, 9, 10, 11, 12, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c) The Agent shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 1, Section 4, Section 6, and Section 12 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d) This Agreement shall remain in full force and effect unless terminated pursuant to Section 7(a), (b) or (c) above or otherwise by mutual agreement of the parties; provided that any such automatic termination, termination by mutual agreement or termination pursuant to this clause (d) shall in all cases be deemed to provide that Section 1, Section 4, Section 6, and Section 7 of this Agreement shall remain in full force and effect.

(e) Any termination of this Agreement shall be effective on the date specified in such notice of termination or the date mutually agreed by the parties, as the case may be; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, or the date mutually agreed by the parties, as the case may be. If such termination shall occur prior to the Delivery Date for any sale of Stock, such sale shall settle in accordance with the provisions of Section 2(h) hereof.

Research Analyst Independence

.   The Company acknowledges that the Agent’s research analysts and research departments are required to be independent from its investment banking divisions and are subject to certain regulations and internal policies, and that the Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of the Agent’s investment banking divisions.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Agent with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Agent’s investment banking divisions.  The Company acknowledges that the Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

No Fiduciary Duty

.  The Company acknowledges and agrees that in connection with the offering or sale of the Stock or any other services the Agent may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Agent:  (a) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Agent, on the other, exists; (b) the Agent is not acting as advisor, expert or otherwise, to the Company,  including, without limitation, with respect to the determination of the terms of the offering of the Stock, and such relationship between the Company, on the one hand, and the Agent, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Agent may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Agent and its affiliates may have interests that differ from those of the Company.  The Company hereby waives any claims that the Company may have against the Agent with respect to any breach of fiduciary duty in connection with this offering.

Notices, etc

.  Unless otherwise expressly provided herein, all statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Agent, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: (646) 834-8133), with a copy, in the case of any notice pursuant to Section 6(c), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019; and

(b) if to the Company, shall be delivered or sent by mail or facsimile transmission to Aratana Therapeutics, Inc., 1901 Olathe Blvd., Kansas City, KS 66103; Attention: Steven St. Peter; (Fax: (913) 273-1594), with a copy to Latham & Watkins LLP, John Hancock Tower, 27th Floor, 200 Clarendon Street, Boston, MA 02116 (Fax:  (617) 948-6001), Attention: Peter N. Handrinos.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by Barclays Capital Inc.

Persons Entitled to Benefit of Agreement

.  This Agreement shall inure to the benefit of and be binding upon the Agent, the Company, and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Agent and each person or persons, if any, who control any Agent within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Agent contained in Section 6(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Survival

.  The respective indemnities, representations, warranties and agreements of the Company and the Agent contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

Definition of the Terms “Business Day, “Affiliate” and “Subsidiary”

.  For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

Governing Law

.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles.

Waiver of Jury Trial

.  The Company and the Agent hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Counterparts

.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

Headings

.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement between the Company and the Agent, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

Aratana  Therapeutics, Inc.

By:/s/ Steven St. Peter

Name: Steven St. Peter

Title:President and Chief Executive Officer

Accepted:

Barclays Capital Inc.

By:/s/ Victoria Hale
Authorized Representative